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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        ALL OF THE OUTSTANDING SHARES OF
                 CLASS A COMMON STOCK AND CLASS B COMMON STOCK

                                       OF

                            BLOCK DRUG COMPANY, INC.
                                       AT
                              $53.00 NET PER SHARE
                                       BY

                              SB ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                             SMITHKLINE BEECHAM PLC

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of Class A common stock, par value $.10 per share, and/or Class B common stock (as appropriate), par value $.10 per share (the "Class A Stock" and the "Class B Stock," respectively, and collectively, the "Shares"), of Block Drug Company, Inc., a New Jersey corporation (the "Company"), are not immediately available or time will not permit all required documents to reach HSBC Bank USA (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                                 HSBC BANK USA

                           By Mail, Hand or Courier:
                                 HSBC Bank USA
                                Issuer Services
                             140 Broadway, Level A
                         New York, New York 10005-1180

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 658-2292

                         Confirm Facsimile Transmission
                               By Telephone Only:
                                 (800) 662-9844

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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LADIES AND GENTLEMEN:

     The undersigned hereby tenders to SB Acquisition Corp., a New Jersey corporation ("Purchaser") and a wholly-owned subsidiary of SmithKline Beecham plc, a public limited company organized under the laws of England and Wales ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 19, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Class A Shares:
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Share Certificate Numbers (if available):
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Number of Class B Shares:
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Share Certificate Numbers (if available):
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If Shares will be delivered by book-entry transfer:

Account Number:
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Date:             , 2000

Name(s) of Record Holder(s):
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                              PLEASE TYPE OR PRINT

Address(es):
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Zip Code
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Telephone Number:
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                  AREA CODE

Signature(s):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility (as defined in and pursuant to procedures set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three (3) New York Stock Exchange Inc. trading days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal, certificates for Shares and/or any other required documents to the Depositary within the time period shown above. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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Address:
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                                                        ZIP CODE

Area Code and Telephone Number:
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AUTHORIZED SIGNATURE

Name:
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                              PLEASE TYPE OR PRINT

Title:
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Dated: [               ], 2000

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.

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